EXHIBIT 10.1

ASSET SALE AGREEMENT

Dated 29 June 2022

PARTIES

RAYONT (AUSTRALIA) PTY LTD ACN 609 893 307

(“Asset Seller”)

AND

RAYONT INTERNATIONAL (LABUAN) LTD

(“Licence Seller”)

AND

NOVA MEDICAL GROUP PTY LTD ACN 653 914 133

(“Buyer”)

AND

KUAN HENG CHEN

(“Guarantor”)

Level 6, RSL Centre

9 Beach Road

SURFERS PARADISE QLD 4217

Tel: 07 5570 9500

Fax: 07 5592 2007

Email: jmuir@steindls.com.au

Ref: MJJ: JA:220599

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AGREEMENT made	29 June2022

PARTIES	RAYONT (AUSTRALIA) PTY LTD ACN 609 893 307
of 6/3986-3988 Pacific Highway, Loganholme QLD 4129

(“Asset Seller”)

AND	RAYONT INTERNATIONAL (LABUAN) LTD of 11 Jalan Jambu Susu 4/3C, Seksyen 4, Shah Alam, Selangor, 4000, Malaysia

(“Licence Seller”)

AND	NOVA MEDICAL GROUP PTY LTD ACN 653 914 133
of 3 Whitehall Street, Macgregor QLD 4109

(“Buyer”)

AND	KUAN HENG CHEN of 3 Whitehall Street, Macgregor QLD 4109

(“Guarantor”)

INTRODUCTION

A.	The Asset Seller owns the Assets and the Licence Seller owns the Licence.

B.	The Asset Seller and the Licence Seller are, or will be on the Completion Date, the owners free from any encumbrance, security or third-party interest of the Assets and Licence respectively.

C.	The Asset Seller and the Licence Seller wishes to sell to the Buyer, and the Buyer wishes to buy from the Seller, the Assets and the Licence respectively on the terms contained in this Agreement.

D.	The Guarantor has agreed to Guarantee the obligations of the Buyer under this Agreement.

IT IS AGREED

1.	Definitions and interpretation

1.1.	Definitions

In this Agreement:

Agreement means this Asset Sale Agreement entered into by the parties.

Agreement Date means the date of this Agreement.

Asset means NGPDT Multi Frequency Laser Machine, Wan Trading and WWS Horizon held by the Asset Seller.

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Asset Purchase Price means $1,000,000.00 USD.

Business Day means a day on which banks open for trading in Queensland, excluding Saturdays, Sundays and public holidays.

Completion Date means the date which is 14 days after the Agreement Date;

Corporations Act means the Corporations Act 2001 (Cth).

Government Agency means a government or government department, a governmental, semi-governmental or judicial person and a person (whether autonomous or not) charged with administration of any applicable law.

GST and GST Law mean the same as in the A New Tax System (Goods & Services Tax) Act 1999 (Cth) and words and expressions defined in the GST Law have the same meaning in clauses concerning GST.

Licence means any cancer treatment technology license held by the Licence Seller.

Licence Purchase Price means $2,500,000.00 USD.

Loss or Claim means, in relation to any person:

a)	a damage, loss, cost, expense or liability incurred by the person; or

b)	a claim, action, proceeding or demand made against the person, however arising and whether present or future, fixed or unascertained, actual or contingent.

Notice has the meaning set out in clause 8.1.

PPSA means the Personal Property Securities Act 2009 (Cth).

PPSR means the Personal Property Securities Register established and maintained under the PPSA.

Purchase Price means the sum of the Asset Purchase Price and the Licence Purchase Price.

Security Interest means:

a)	in relation to any personal property (as defined in the PPSA and to which the PPSA applies), has the same meaning as in the PPSA; and

b)	in relation to any other property, means any security for the payment of money or performance of obligations including a mortgage, charge, lien, pledge, trust or power.

Sellers means both the Asset Seller and the Licence Seller.

Tax means any tax, levy, impost, deduction, charge or duty of any kind and whether direct or indirect, (and any related interest, penalty, fine or costs in connection with any of them) levied or imposed by any Government Agency.

Warranty means each of the warranties and representations referred to in clause 5 and schedule 1.

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1.2.	Interpretation

In this Agreement unless the context otherwise requires:

a)	a reference to any legislation or legislative provision includes any statutory modification or re-enactment of, or legislative provision substituted for, and any subordinate legislation issued under, that legislation or legislative provision;

b)	the singular includes the plural and vice versa;

c)	a reference to an individual or person includes a corporation, partnership, joint venture, association, authority, trust, state or government and vice versa;

d)	a reference to any gender includes all genders;

e)	a reference to a clause or schedule is to a clause or schedule of this Agreement;

f)	the schedules form part of this Agreement;

g)	a reference to any agreement or document is to that Agreement or document (and, where applicable, any of its provisions), as amended, novated, supplemented or replaced from time to time;

h)	a reference to any party to this Agreement, or any other document or arrangement, includes that party’s executors, administrators, substitutes, successors and permitted assigns;

i)	where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning;

j)	where an expression is defined anywhere in this Agreement it has the same meaning throughout; and

k)	a reference to “dollars” or “$” is to an amount in US Dollars and USA currency.

1.3.	Headings

In this Agreement headings are for convenience of reference only and do not affect interpretation.

2.	Agreement to sell and buy the Business

2.1.	Satisfaction of Pre-Conditions

The Buyer acknowledges and agrees that:

(a)	prior to the Agreement Date, the Buyer:

i.	has performed its own due diligence enquiries and is satisfied in all respects with the results of those enquiries; and

ii.	is aware of the steps it is required to take to either register, hold, perform the services or otherwise to give effect to the ownership of any Licence in any territory and is now willing, ready and able to take a transfer the License at the Agreement Date.

(b)	the Buyer acknowledges that by executing this Agreement it is purchasing the Assets and the Licence on an unconditional basis on the terms set out under this Agreement.

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2.2.	Sale and purchase

On the Agreement Date:

(a)	the Asset Seller must sell the Assets to the Buyer, and the Buyer must buy the Assets from the Asset Seller for the Asset Purchase Price; and

(b)	the Licence Seller must sell the Licence to the Buyer, and the Buyer must buy the Licence from the Licence Seller for the Licence Purchase Price.

2.3.	Title, property and risk

(a)	From the Agreement Date the title to, property in, and risk of, the Assets and the Licence passes to the Buyer.

(b)	the Buyer shall perform all the obligations of the Seller, including payments of any fees, required under the terms of the Licence.

3.	Completion

3.1.	Seller assistance

Until Completion Date, the Asset Seller and Licence Seller must:

(a)	supply to the Buyer, and any person who has the Buyer’s written authority, any information or documents that:

i.	concern the Assets or the Licence; and

ii.	are in the Asset Seller and Licence Seller’s possession or control; and

iii.	are reasonably requested by the Buyer; and

(b)	reasonably assist the Buyer at the Buyer’s request to gain an understanding of the Assets and Licence.

3.2.	Confidentiality

The Buyer must treat any information obtained under this Agreement as confidential.

3.3.	Licence Seller’s obligations

The Licence Seller must take all reasonable steps to assist the Buyer by signing any documents or abiding by reasonable requests to give effect to the transfer of the Licence that shall occur as from the Agreement Date.

3.4.	Buyer’s obligations

The Buyer has the sole obligation from the Agreement Date to:

(a)	ensure that it is able to use the Assets and perform services under the Licence in the jurisdiction;

(b)	perform any requirements that are necessary to register or give effect to the transfer of the Licence or the Assets detailed under this Agreement;

(c)	satisfy and perform any obligations (including payment of any amounts) that are necessary to register or give effect to the transfer of the Licence detailed under this Agreement.

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4.	Obligations of Parties

4.1.	Payment of Purchase Price

(a)	On the Agreement Date, the Buyer and Guarantor shall be liable to pay the Seller the Asset Purchase Price and the Licence Purchase Price.

(b)	the Buyer and Guarantor shall thereafter prior to the Completion Date, take the steps necessary to register or give effect to the transfer of the Assets and the Licence on or before the Completion Date.

(c)	notwithstanding that the Buyer and Guarantor shall be liable to pay to the Seller the Asset Purchase Price and the Licence Purchase Price as at the Agreement Date, the Seller agrees that subject to the Buyer executing all loan and security documentation, then payment of the Asset Purchase Price and the Licence Purchase Price shall occur by way of a financing agreement to be entered into with the Sellers on terms that shall include:

i.	repayment of the loan to occur over a period of 36 months;

ii.	interest to accrue at the rate of 8% per annum;

iii.	default interest to occur at the rate of 10% per year;

iv.	the parties entering into a security agreements that provide PPSR registrations; a general security deed and a personal guarantee.

4.2.	Obligations of Buyer and Guarantor

Within two business days of the Agreement Date the Buyer and Guarantor must:

(a)	execute the loan and security documents issued by the Sellers in accordance with section 4.1(c);

(b)	should the Buyer and Guarantor fail to comply with clause 4.2(a), then the Sellers shall be entitled to terminate this agreement with immediate effect at which point the Sellers shall immediately be entitled to issue a notice to the Buyer advising that the title to, property in, and risk of the Assets and the Licence shall return to the Sellers.

4.3	Rights on Buyer’s Default

a)	In the event that the Buyer:

i.	Fails to make payment of the Deposit;

ii.	Fails to comply with or is otherwise breaches any obligation or any term or condition of this Agreement;

iii.	Defaults on the performance of any obligation or is otherwise in breach of any term or condition of any loan or security agreements entered into between the Buyer and Sellers;

Then:

iv.	the Sellers shall be at liberty to terminate this Agreement with immediate effect;

v.	following termination:

A)	the title to the Assets and the Licence shall automatically and immediately transfer to the Seller;

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B)	the Sellers shall be entitled to immediate possession of the Assets and to take any steps necessary to register and give effect to the transfer of the Licence.

vi.	the Sellers shall be at liberty to forfeit any amounts paid by the Buyer towards the Asset Purchase Price and the Licence Purchase Price including, but not limited to, the Deposit and any amounts paid by way of repayments made under any loan or security agreements entered into between the Buyer and Sellers;

vii.	the Sellers shall be at liberty to sell the Assets or Licence to another party;

viii.	the Sellers shall be at liberty to take such further action as it may be entitled to take under the terms of any loan or security agreements; and

ix.	the Sellers retain the right to sue the Buyer and Guarantor for any damage or loss arising from or connected to this Agreement.

b)	in the event that the Seller should default on any obligation required under this Agreement, then the Buyer shall be required to issue a notice to the Seller calling on the Seller to remedy the default within a period of no less than 14 days. If the Sellers do not remedy the default within this time, then the parties shall be in dispute and the dispute resolution provisions under this Agreement shall apply.

5.	Warranties

5.1.	Sellers’ warranties

(a)	The Asset Seller and Licence Seller each warrant and represent to the Buyer that each of the statements set out in Schedule 1 are true, complete and accurate.

(b)	The Seller does not provide any warranty in relation to the Buyer being a person that is able to hold or perform the services contemplated under the Licence. It is the Buyer’s obligation to satisfy themselves of such matters.

5.2.	Buyer’s warranties

The Buyer warrants and represents to the Asset Seller and Licence Seller, as an inducement to the Asset Seller and Licence Seller to enter into this Agreement and to sell the Assets and Licence, and it is a condition of this Agreement that, at the Agreement Date:

a)	the execution and delivery of this Agreement has been properly authorised by all necessary corporate action of the Buyer;

b)	the Buyer has full corporate power and lawful authority to execute and deliver this Agreement and to consummate and perform or cause to be performed its obligations under this Agreement;

c)	this Agreement constitutes a legal, valid and binding obligation of the Buyer enforceable in accordance with its terms by appropriate legal remedy; and

d)	this Agreement and Completion do not conflict with or result in a breach of or default under any provision of its constitution or any material term or provision of any agreement or deed or any writ, order or injunction, judgment, law, rule or regulation to which it is a party or is subject or by which it is bound.

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6.	Confidentiality

6.1.	General obligation

Each party must treat the existence and terms of this Agreement confidentially.

6.2.	Specific obligations

Where this Agreement provides that a party must treat any information confidentially, that party must not, and must ensure that any person who receives the information by the party’s authority does not, until Completion:

a)	disclose any of the information in any form to anyone else; or

b)	use any of the information except to:

c)	acquire or check information in connection with this Agreement and the transactions contemplated by it; or

d)	perform any of its obligations under this Agreement or in relation to any of the transactions contemplated by it, unless:

i.	the person who provides the information has first agreed in writing;

ii.	the information is disclosed to a professional adviser, banker or financial adviser of the party or to a person whose consent is required under this Agreement or for a transaction contemplated by it and that person undertakes to the person who provides the information:

I.	not to disclose any of the information in any form to anyone else; and

II.	only to use the information for the purposes of advising the party or financing the party or considering whether to give that consent (as the case may be);

III.	the law requires the disclosure or use; or

IV.	the information is available generally (but not if it is only because a person has contravened a confidentiality obligation (including under this clause)).

7.	Costs, GST and stamp duty

7.1.	Costs generally

Unless otherwise specified in this Agreement, each party bears, and is responsible for, its own costs in connection with the preparation, execution, completion and carrying into effect of this agreement.

7.2.	Transfer (Stamp) duty generally

The Buyer bears, and is responsible for, all transfer (stamp) duty relating to:

a)	this Agreement;

b)	the sale, purchase, assignment or transfer of any property under this Agreement; and

c)	any instrument or transaction contemplated by this Agreement.

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7.3.	GST

a)	The Purchase Price is exclusive of GST.

b)	If a party makes a taxable supply to another party under or in connection with this Agreement, then (unless the consideration is expressly stated to be inclusive of GST) the consideration for that supply is exclusive of GST, and in addition to paying or providing that consideration the recipient must:

i.	pay to the supplier an amount equal to any GST for which the supplier is liable on that supply, without deduction or set-off of any other amount; and

ii.	make that payment as and when the consideration or part of it must be paid or provided, except that the recipient need not pay unless the recipient has received a tax invoice (or an adjustment note) for that supply.

iii.	If a party provides payment for, or any satisfaction of a claim or a right to claim under or in connection with this Agreement (for example, for a breach of any warranty or for reimbursement of any expense), that gives rise to a liability for GST, the provider must pay, and indemnify the claimant against, the amount of that GST.

iv.	If a party has a claim under or in connection with this Agreement for a cost on which that party must pay an amount for GST, the claim is for the cost plus all amounts for GST (except any amount for GST for which that party is entitled to an input tax credit).

v.	If a party has a claim under or in connection with this Agreement whose amount depends on actual or estimated revenue or which is for a loss of revenue, revenue must be calculated without including any amount received or receivable as reimbursement for GST (whether that amount is separate or included as part of a larger amount).

8.	Notices

8.1.	Method of giving notices

A notice, consent, approval or other communication (Notice) under this Agreement must be in writing, signed by or on behalf of the person giving it, addressed to the person to whom it is to be given and:

a)	delivered to that person’s address;

b)	sent by pre-paid mail to that person’s postal address;

c)	transmitted by fax to that person’s fax number; or

d)	sent by email to that person’s email address.

8.2.	Time of receipt

A Notice given to a party in accordance with this clause 8 is treated as having been given and received:

a)	if delivered to a person’s address, on the day of delivery if a Business Day, otherwise on the next Business Day;

b)	if sent by pre-paid mail, on the third Business Day after posting;

c)	if transmitted by fax to a person’s fax number and a correct and complete transmission report is received, on the day of transmission if a Business Day, otherwise on the next Business Day; or

d)	if sent by email and the sender does not receive a message from its internet service provider or the recipient’s mail server indicating that it has not been successfully transmitted, on the day of sending if a Business Day, otherwise on the next Business Day.

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8.3.	Address of parties

Asset Seller	Attention	Jade Muir
	Email	jmuir@steindls.com.au
Licence Seller	Attention	Jade Muir
	Email	jmuir@steindls.com.au
Buyer	Attention	Kuan Heng Chen
Email
	Address	3 Whitehall Street, Macgregor QLD 4109

9.	Dispute resolution

a)	A party to this Agreement may not commence legal proceedings, except proceedings seeking urgent interlocutory relief, in respect of any disputes in relation to this Agreement without first complying with the dispute resolution procedures in this clause 9.

b)	If a dispute arises between the parties, then the parties undertake in good faith to use all reasonable endeavours to settle the dispute by negotiation.

c)	If the dispute is not settled by the parties in accordance with clause 9(b) within a reasonable time of notification of dispute by either party, then the parties must endeavour to settle the dispute by mediation using the following process:

i.	either party can send notification to the other party stating that the dispute has not been resolved and therefore the dispute should be referred to mediation; and

ii.	within 14 days of receipt of notice under clause 9(c)(i), the parties agree to select a mediator and, if none can be agreed, then the parties agree to the appointment of the mediator by LEADR — Association of Dispute Resolvers.

d)	The parties will share the cost of the mediator equally but will each be responsible for their own costs of mediation.

e)	If the dispute cannot be resolved in accordance with clause 9(c), either party may, by notice in writing of not less than 14 days to the other, refer the dispute to legal action. Service of a notice under this clause 9(e) is a condition precedent to the commencement of any litigation proceedings in respect of such dispute.

f)	This clause survives termination of the Agreement.

10.	General

10.1.	Method of Payment Clause

All payments must be paid by bank cheque, electronic or telegraphic transfer to an account or accounts nominated by the Seller or otherwise in cleared funds and without any deduction, set off or counter claim of any nature, unless otherwise agreed in writing by the parties.

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10.2.	Interests on amounts payable

a)	If any party fails to pay any amount payable by it under this Agreement (including the Purchase Price) that party must, if demand is made, pay simple interest on that amount from the due date for payment until that amount is paid in full.

b)	Interest will be paid at the rate per annum of five (5) percent.

c)	The right to require payment of interest under this clause is without prejudice to any other rights the non-defaulting party may have against the defaulting party at law or in equity.

10.3.	Amendment

This Agreement may only be amended in writing, signed by the parties.

10.4.	Waiver

a)	The non-exercise of, or delay in exercising, any power or right of a party does not operate as a waiver of that power or right.

b)	No single exercise of a power or right precludes any other or further exercise of it or the exercise of any other power or right.

c)	A power or right may only be waived in writing, signed by the party to be bound by the waiver.

10.5.	Entire agreement

This Agreement is the entire agreement of the parties on the subject matter. All representations, communications and prior agreements in relation to the subject matter are merged in and superseded by this Agreement.

10.6.	Severability

Any provision in this Agreement which is invalid or unenforceable in any jurisdiction:

a)	is to be read down for the purposes of that jurisdiction if possible; or

b)	if cannot be read down, is to be severed to the extent of the invalidity or unenforceability for the purposes of that jurisdiction,

so as to be valid and enforceable in that jurisdiction.

10.7.	Assignment before Completion

Before Completion, no party may assign or transfer any of its rights or obligations under this Agreement without the prior consent in writing of all the other parties.

10.8.	No merger

No provision of this Agreement:

a)	merges on or by virtue of Completion; or

b)	is in any way modified, discharged or prejudiced by reason of any investigations made or information acquired by or on behalf of the Buyer.

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10.9.	Time is of the essence

a)	Time is of the essence in the performance of this Agreement.

b)	The failure of a party to perform any of its obligations under this Agreement on or before the time specified in this Agreement for that performance confers on the parties who were to receive the benefit of that performance the right, in addition to any other right, to terminate this Agreement.

10.10.	Counterparts

This Agreement may be executed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

10.11.	Electronic execution

This Agreement may be executed by any and all parties by way of electronic signature, and if so, must be considered an original. This Agreement may be executed and delivered by email and the parties agree that such scanned execution and email delivery must have the same force and effect as delivery of an original document with original signatures, and that each party may use such scanned signatures as evidence of the execution and delivery of this Agreement by all parties to the same extent that an original signature could be used.

11.	Law and jurisdiction

11.1.	Governing law

This Agreement is governed by the law in force in Queensland.

11.2.	Submission to jurisdiction

The parties submit to the non-exclusive jurisdiction of the courts of Queensland and any courts which may hear appeals from those courts in respect of any proceedings in connection with this Agreement.

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Executed as an agreement:

Executed by RAYONT (AUSTRALIA) PTY LTD ACN 609 893 307 in accordance with section 127 of the Corporations Act 2001 (Cth):

Director Signature	Director Signature

Ali Kasa
Print Name	Print Name

29 June 2022
Date	Date

Executed by RAYONT INTERNATIONAL (L) LTD in accordance with its Constitution:

Director Signature	Director Signature

Ali Kasa
Print Name	Print Name

29 June 2022
Date	Date

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Executed by NOVA MEDICAL GROUP PTY LTD ACN 653 914 133 in accordance with section 127 of the Corporations Act 2001 (Cth):

Director Signature	Director Signature

Kuan Heng Chen
Print Name	Print Name

29 June 2022
Date	Date

Executed by KUAN HENG CHEN in the presence of: JAMES KENNETT

Signature	Signature – Kuan Heng Chen

James Kennett
Print Name

29 June 2022
Date	Date

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SCHEDULE 1 Seller’s warranties

1.	The Seller

a)	The Asset Seller has full power and authority to own the Assets

b)	the Licence Seller has full power and authority to own the Licence.

2.	Accuracy of information

a)	The facts set out in the background to this Agreement, and Schedule 1 are true, complete and accurate in all respects.

b)	All information that has been given by, or on behalf of, the Asset Seller and Licence Seller to the Buyer in relation to the Assets and Licence respectively is true, complete and accurate in all respects.

c)	All information relating to the Assets and Licence which needs to be known by a Buyer of the Assets and Licence, has been disclosed to the Buyer.

3.	Title

a)	The Asset Seller is the sole legal and beneficial owner of the Assets.

b)	The Asset Seller has full rights, title and interest in the Assets, free from any Security Interest or third-party interest.

c)	The Asset Seller has not disposed of, or agreed to dispose of, any of the Assets or any interest in any of the Assets other than to the Buyer.

d)	The Licence Seller is the sole legal and beneficial owner of the Licence

e)	The Licence Seller has full rights, title and interest in the Licence, free from any Security Interest or third-party interest.

f)	The Licence Seller has not disposed of, or agreed to dispose of, the Licence or any interest in the Licence other than to the Buyer.

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